SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2006
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                       ATEL Capital Equipment Fund X, LLC
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             (Exact name of registrant as specified in its charter)


        California                 000-50687                    68-0517690
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(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


     600 California Street, 6th Floor, San Francisco, California 94108-2733
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             (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (415) 989-8800
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                                       N/A
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          (Former name or former address, if changed since last report)





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Item 5.02

         (c) On August 14, 2006, Samuel Schussler, age 53, was appointed Chief Accounting Officer of ATEL Capital Group and its affiliates, including ATEL Financial Services, LLC, the Registrant's Manager. Mr. Schussler will, by virtue of his position with the Registrant's Manager, act as the Registrant's Chief Accounting Officer.

         Mr. Schussler served as senior vice president - finance for Velocity Express Corporation, Westport, Connecticut, from 2004 through March of 2006. From 2001 through 2003, he served as chief operating officer and chief financial officer of New Century Packaging LLC in Scottsdale, Arizona. From 1999 through 2001, Mr. Schussler served as vice president - finance and chief financial officer of Biogenix Laboratories, Inc. in San Ramon, California.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   August 16, 2006

              ATEL Capital Equipment Fund X, LLC

                   By: ATEL Financial Services, LLC,
                   a California limited liability company,
                   Manager

                         By:  ATEL Leasing Corporation, Manager

                                 By:    /s/ PARITOSH K. CHOKSI
                                        -----------------------------
                                        Paritosh K. Choksi, Executive Vice
                                        President, Chief Financial Officer
                                        and Chief Operating Officer